Defined Asset Funds®

Quantitative Research
2001 Series
A

Institutional Holdings Portfolio

A Multi-Disciplined Strategy based on the Amex Institutional Index℠...

Merrill Lynch

A quantitative approach to portfolio selection can sometimes reveal unseen investment opportunities. Combining both fundamental and technical stock-selection techniques may add balance to your portfolio. By applying our multi-disciplined Strategy to a large-cap index, Defined Asset Funds® offers you a sophisticated approach to equity investing with our...

Institutional Holdings Portfolio

Amex Institutional Index
When it comes to finding a group of large, well-established companies, the Amex Institutional Index can help. It is a capitalized-weighted index of 75 stocks most widely held among professionally managed institutional portfolios with market values in excess of $100 million. Its stocks are reviewed quarterly, and the Index is adjusted as necessary to keep current with institutional investments.	Many Trends Move in Cycles
   • Economies    • Industries
   • Markets         • Investment Styles

Being prepared for life's inevitable transitions can often mean the difference between a gentle roll and a wild ride. The same holds true for the changes that affect your investments. Defined Asset Funds' multi-disciplined investment approach is a strategy based on four stock-selection methodologies. It selects issues using each methodology and combines them to produce a 20-stock portfolio with complementary investment style characteristics.

Financial Security is a Journey, Not a Destination

At Defined Asset Funds, we believe that working toward financial security is a long-term process, which can be helped by investing in a consistent and disciplined manner. We recognize that predicting the market over the short term is almost impossible. We also believe that human emotions can interfere with the execution of a sound and logical investment strategy. Our multi-disciplined Strategy is designed to facilitate an ordered and rational approach to investing, to help keep you on track toward your financial goals.

The Selection Model

We start with the Amex Institutional IndexTM* (excluding utilities). This Index comprises approximately 75 of the most widely held equity investments among institutional investors. We select stocks for this Portfolio by applying a proprietary screening process that focuses on a combination of fundamental and technical factors, with an emphasis on momentum. The tests consider:
•  Price Momentum    • Price/Earnings Ratio
• Recovery                 •  Dividend Yield

We then choose the top-ranked issues from each category and combine them in a single portfolio. While there can be no guarantee of results, the objective of this multi-disciplined Strategy is to produce a balanced and diversified portfolio of large-cap stocks—all components of the Amex Institutional Index.

Stay with the Strategy

When this Portfolio ends, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results. Investors should consider their ability to pursue investing in successive portfolios.

Past Performance of Prior Institutional Holdings Portfolios
Past performance is no guarantee of future results.
From Inception Through 12/31/00 (including annual rollovers)			Most Recently Completed Portfolio

Series	Inception Date	Return†	Period	Return
B‡	5/4/99	14.04%	5/4/99-6/6/00	43.67%
D§	9/3/99	0.57%	9/3/99-10/11/00	4.32
E||	12/15/99	-5.36	n/a	n/a

The chart above shows average annual total pre-tax returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects deduction of maximum sales charges and expenses. From Inception returns differ from Most Recently Completed Portfolio returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

A D E F I N E D P O R T F O L I O
Company	Symbol
Abbott Laboratories	ABT
American Home Products Corporation	AHP
The Bank of New York Company, Inc.	BK
The Boeing Company	BA
Bristol-Myers Squibb Company	BMY
Chevron Corporation	CHV
Citigroup, Inc.	C
Eli Lilly and Company	LLY
Fannie Mae	FNM
Freddie Mac	FRE
Johnson & Johnson	JNJ
Merck & Company, Inc.	MRK
Minnesota Mining and Manufacturing Company	MMM
PepsiCo, Inc.	PEP
Pfizer, Inc.	PFE
Pharmacia Corporation	PHA
Philip Morris Companies, Inc.	MO
Tyco International Ltd.#	TYC
United Technologies Corporation	UTC
Wells Fargo & Company	WFC

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the sponsors.

*	"Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD, and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.
†	More recent series have experienced significant declines.
‡	This Portfolio was originally Series A in 1999 and rolled into Series B on May 10, 2000.
§	This Portfolio was originally Series B in 1999 and rolled into Series D on September 14, 2000.
||	This Portfolio was originally Series C in 1999 and rolled into Series E on December 20, 2000.
#	This issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.
**	Hypothetical returns are net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), Creation and Development Fee and estimated expenses.

Hypothetical Past Total Returns Comparison
Year	Institutional Holdings Strategy** (not any portfolio)	Amex Institutional Index	S&P 500* Index
1984	-0.05%	4.90%	5.95%
1985	37.98	31.07	31.43
1986	20.70	19.69	18.37
1987	11.40	6.58	5.67
1988	1.37	13.78	16.58
1989	29.25	33.19	31.11
1990	0.02	0.55	-3.20
1991	33.44	28.40	30.51
1992	4.84	4.05	7.67
1993	24.44	7.51	9.97
1994	-2.06	2.61	1.30
1995	39.84	39.69	37.10
1996	37.18	26.22	22.69
1997	37.47	34.01	33.10
1998	40.41	38.71	28.34
1999	19.37	25.50	20.89
2000	-3.26	-17.09	-9.03
Average	18.42%	16.51%	16.15%
Average Annual Total Returns For periods ending 12/31/00
Period	Institutional Holdings Strategy** (not any Portfolio)	Amex Institutional Index	S&P 500 Index
3 Year	17.20%	13.01%	12.17%
5 Year	24.86%	19.54%	18.18%
10 Year	21.88%	17.52%	17.34%
15 Year	18.49%	16.41%	15.91%
Hypothetical past performance of the Strategy is no assurance of future results of any Portfolio. Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance differs from the Strategy because of commissions and expenses and is not adjusted quarterly as is the Index. Portfolios are established and liquidated at different times during the year, and their stocks are held for approximately one year. They normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio
(Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Earnings Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
•	There can be no assurance that this Portfolio will meet its objective or that it will outperform either Index.

•	This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

•	This Portfolio is concentrated in health-care stocks which may involve special risks such as significant research costs and rapid obsolescence. It may also be concentrated in financial services stocks which may involve special risks.

•	Each screen involves an element of momentum, which may result in underperformance in declining markets.

Tax Efficiency
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.
Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%

Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.193% of net assets)	$1.91

Estimated Organization Costs	$1.55

Volume Purchase Discounts

For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:††

Less than $50,000	1.00%
$50,000 to $99,999	0.75
$100,000 to $249,999	0.25
$250,000 to $999,999	0.00

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

†† These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Diversify With Quality Large-Cap Stocks Today!

You can get started with $250. This Fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your financial professional to learn how the Institutional Holdings Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Printed on Recycled Paper	32767BR-3/01
© 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.